UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2008

VELOCITY EXPRESS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28452	87-0355929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Morningside Drive North Bldg. B, Suite 300 Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (203) 349-4160

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Velocity Express Corporation (the “Registrant”) issued a press release regarding financial results for the fourth quarter and fiscal year ended June 28, 2008. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Registrant’s results of operations and financial condition as of, and for the fourth quarter and year ended June 28, 2008. In accordance with General Instructions B.2. of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as the Registrant’s expected financial performance for 2008. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K regarding the Registrant’s preliminary financial position, business strategy, services, markets, plans, or objectives for future operations are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Registrant’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Registrant’s Annual Report on Form 10-K for the fiscal year ended June 28, 2008, as updated through its other reports filed with the Securities and Exchange Commission.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in its Quarterly Report on Form 10-Q filed on May 19, 2008, the holders of the Company’s 12% Senior Secured Notes issued under an Indenture dated July 3, 2006, as amended, provides for two holder representatives on the Company’s Board of Directors. On September 3, 2008, the Board of Directors of the Company elected Bradley E. Scher and Charles Macaluso as directors, to fill two vacancies on the Board. One vacancy resulted from Leslie E. Grodd’s resignation from the Board on September 3, 2008, to allow a second holder representative to be elected as a director without increasing the size of the Board beyond six directors, as provided in the Fourth Supplemental Indenture. Nasdaq raised with the Company issues with respect to whether the appointment of Mr. Scher and Mr. Macaluso was in compliance with Nasdaq rules. As a result of this position and issues related thereto, Mr. Scher and Mr. Macaluso on October 10, 2008 resigned from the Board. Mr. Grodd agreed on the same date to re-join the Board, and will be appointed to re-join the Audit Committee. Biographical information with respect to Mr. Grodd is contained in the Company’s historic SEC filings, including its most recent proxy statement for its 2007 annual meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated October 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELOCITY EXPRESS CORPORATION

By:	/s/ Edward W. Stone
Name:	Edward W. Stone
Title:	Chief Financial Officer

Date: October 15, 2008